SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES

DWS Lifecycle Long Range Fund

Effective May 1, 2010, James B. Francis will no longer serve as portfolio manager of the above-listed fund. Effective as of such date, all references to Mr. Francis are hereby deleted.

Effective May 1, 2010, the following information is added to the “Portfolio management” section of the fund’s prospectuses:

Russell Shtern, CFA
Vice President of Deutsche Asset Management and Portfolio Manager of the fund.
● Joined Deutsche Asset Management in 1999, previously serving as trader’s assistant supporting program, options and equity swaps trading desks.
● Portfolio manager for GrOWE and Tax Managed Equity: New York.
● Joined the fund in 2010.
● BBA, Pace University.

Please Retain This Supplement for Future Reference.

April 30, 2010                                     [DWS INVESTMENTS LOGO]
DLLRF–3605                                   Deutsche Bank Group